UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-121

Name of Registrant: Vanguard Wellington Fund

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2007–May 31, 2008

Item 1: Reports to Shareholders

>	Vanguard Wellington Fund returned about –1% for the six months ended May 31, 2008.
>	The fund’s return was ahead of the result for its index benchmark and the average return of its peer group.
>

Wellington’s stock portfolio performed best in the energy, information technology, and materials sectors. The fund’s bond holdings posted a nearly flat return, as the prices of longer-term securities came under pressure.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	9
Performance Summary	11
Financial Statements	12
About Your Fund’s Expenses	25
Glossary	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended May 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Wellington Fund
Investor Shares	VWELX	–1.1%
Admiral™ Shares[1]	VWENX	–1.0
Wellington Composite Index[2]		–2.7
Average Mixed-Asset Target Growth Fund[3]		–2.7

Your Fund’s Performance at a Glance
November 30, 2007–May 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellington Fund
Investor Shares	$34.56	$32.21	$0.560	$1.424
Admiral Shares	59.71	55.64	1.001	2.460

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Weighted 65% Standard & Poor’s 500 Index and 35% Lehman U.S. Credit A or Better Index.

3 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

During the fiscal half-year ended May 31, 2008, Vanguard Wellington Fund’s Investor and Admiral Shares returned –1.1% and –1.0%, respectively, well ahead of the result of the fund’s composite index benchmark and the average return of peer funds. At the end of May, the 30-day SEC yield for the fund’s Investor Shares was 3.03%.

The fund’s stock portfolio performed relatively well in a tumultuous market, earning strong returns from energy, information technology, and materials stocks. The fixed income portion of the fund registered a modestly negative return, as long-term interest rates rose.

Economic uncertainty set the tone for stocks

Financial markets struggled to find their footing during the six months ended May 31. Oil prices climbed to record highs, the housing market worsened, and consumers grew increasingly wary of spending as economic uncertainty took hold.

The broad U.S. stock market returned –3.6% for the period, a disappointing result, but one that was buoyed by a recovery in April and May. For the most part, growth stocks outperformed value stocks, and international stocks generally kept pace with U.S. stocks.

Bond investors favored high-quality issues

Bonds outpaced stocks for the fiscal half-year. As the subprime-fueled credit crisis continued to play out, investors favored the relative safety of U.S. Treasury bonds. This “flight to quality” pressured the prices of many other types of bonds—including municipal bonds, which experienced unusual volatility during the period.

In an effort to revive the slowing economy and increase liquidity in the credit markets, the Federal Reserve Board lowered its target for the federal funds rate in five separate actions, to 2.0%. At the end of the period, the Fed continued to face the delicate task of balancing its efforts to stimulate the economy with rising concerns about inflationary pressures.

Fund’s stocks buoyed portfolio amid increased volatility

The Wellington Fund’s balanced portfolio of stocks and bonds held up relatively well over a volatile six months, largely because of solid performance from its stock holdings, which accounted for roughly 65% of assets during the period. Three sectors, in particular, drove the fund’s performance: energy, IT, and materials.

Energy stocks—at about 17%, the fund’s largest equity weighting, on average, during the period—yielded the best results thanks to robust global demand and soaring crude oil prices. Two integrated oil and gas titans, Canada’s EnCana and Brazil’s Petróleo Brasileiro, were among the sector’s largest contributors.

Market Barometer
			Total Returns
	Periods Ended May 31, 2008
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–3.8%	–6.2%	10.4%
Russell 2000 Index (Small-caps)	–1.9	–10.5	12.5
Dow Jones Wilshire 5000 Index (Entire market)	–3.6	–6.1	11.0
MSCI All Country World Index ex USA (International)	–3.2	3.0	22.1

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	1.5%	6.9%	3.8%
Lehman Municipal Bond Index	1.4	3.9	3.7
Citigroup 3-Month Treasury Bill Index	1.3	3.6	3.0

CPI
Consumer Price Index	3.1%	4.2%	3.4%

1 Annualized.

Information technology stocks, which accounted for about 10% of the fund’s assets, on average, also provided an important boost. Leading the way was IBM, which announced encouraging earnings prospects.

Although representing a small weighting within the fund, materials stocks also helped prop up its return. Syngenta, for example, benefited from increased demand and higher prices for agricultural and chemical products.

The financials and health care sectors were among the fund’s weak spots. The returns of financial stocks, which made up the fund’s second-largest sector weighting, were dragged down by troubled banks, including UBS and Bank of America. Health care holdings were hurt by the performance of companies such as Bristol-Myers Squibb and Schering-Plough, whose performance suffered because of increased sales pressure and competition from generics.

Wellington’s fixed income portfolio, which represented roughly 35% of the fund’s assets, is composed of investment-grade corporate and U.S. government bonds. Over the six-month period, the fund began to shift assets from commercial and government mortgage-backed securities and U.S. Treasuries into seemingly attractive corporate bonds from the financials, industrials, and utilities sectors. For the semiannual period, the portfolio

Annualized Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
			Mixed-Asset
	Investor	Admiral	Target Growth
	Shares	Shares	Fund
Wellington Fund	0.28%	0.16%	1.13%

1 Fund expense ratios reflect the six months ended May 31, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

had a nearly flat return, slightly trailing the 0.4% return of its benchmark, the Lehman Brothers U.S. Credit A or Better Index.

A focus on the long term is essential in volatile markets

In tough economic cycles, when markets seem even more unpredictable than usual, it’s best not to make rash investment decisions. Experienced investors understand that markets fluctuate. They also realize that the best way to manage investments—no matter which direction the market is moving—is to think long-term.

The Wellington Fund has proved its value over a lifetime of nearly 80 years. With its low costs, balanced approach, and long-term focus, Wellington can play an important role in helping you sidestep the worst of the stock market’s occasional swoons, while offering you the potential to benefit from its encouraging prospects over longer time periods.

As I close this report to you, it’s my pleasure to introduce the fund’s new president, F. William McNabb III. Bill is a man of great character and integrity who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for our clients.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the fund’s board elected him president, effective March 1, and designated him to succeed me as chief executive officer, a role he will assume within a year, after an orderly transition. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

June 11, 2008

Advisor’s Report

Vanguard Wellington Fund’s Investor Shares returned –1.1% for the fiscal six months ended May 31, 2008. This performance exceeded the –2.7% return of both the Average Mixed-Asset Target Growth Fund and the Wellington Composite Index (the index is weighted 65% in large-cap stocks and 35% in high-quality corporate bonds).

The investment environment

Stocks declined –4.5% during the half-year, as measured by the Standard & Poor’s 500 Index. U.S. equities fell as investors wrestled with inflationary concerns amid rising food and energy prices, turmoil in the credit markets, and continued declines in home prices. Offsetting these concerns during the month of May was an improved market sentiment driven by solid earnings, outside of financials.

The broad contraction of credit availability and the financial stability of banks and dealers remained at the top of investors’ concerns. In response to market events, the Federal Reserve Board cut its target for the federal funds rate by a total of 250 basis points during the period, to 2.0%. In addition, the Fed orchestrated the buyout of Bear Stearns and, in an unprecedented move, created special borrowing vehicles for broker-dealers. Against this backdrop, government bond yields fell globally, as investors sought out the safest assets during the spike in volatility. Corporate bonds underperformed

Equity Portfolio Changes
Six Months Ended May 31, 2008

Additions	Comments
Marathon Oil	The stock price of this large North American exploration and production company fell sharply to an attractive
value, providing an opportunity to add this holding to the portfolio.
We are optimistic about new discoveries.
FedEx	We added to our position on more attractive valuation following concerns about the company’s labor costs and a slower economy.
Siemens	We added a new position, based on valuation and our expectations that the company’s restructuring plans should boost margins and drive earnings growth.

Reductions	Comments
Royal Dutch Shell	We eliminated our holdings after shares surged on strong
profit growth.
Philip Morris USA	We eliminated our holdings after the company was spun off from
Altria Group.
McDonald’s	We reduced our position in this long-term holding as the stock reached a new high.

comparable U.S. Treasury securities during the period. The debt of firms with exposure to the mortgage market was most adversely affected.

Our successes

Stock selection contributed to our strong equity performance, particularly in the information technology, consumer discretionary, telecommunication services, and energy sectors. Our decision to overweight the energy and materials sectors and underweight financials also boosted returns. Top absolute contributors during the period included energy holdings EnCana and Chevron, technology company IBM, and retailer Wal-Mart Stores. EnCana shares rose on strong growth in natural gas production, better-than-expected earnings, and pricing increases. The company continues to boost its commitment to production growth with investments in the Deep Panuke natural gas development and longer-term projects to develop the Canadian oil sands. Chevron benefited from high margins because of tight supplies and increased oil demand. We believe Chevron is well-positioned to capitalize on growing Asian demand and the development of the Gorgon Project in Australia. IBM shares gained on strong software earnings growth, healthy margin expansion, and a robust cash flow from the company’s strong international business segment. Despite the economic slowdown, Wal-Mart shares benefited from tight cost controls and reduced inventory levels.

Other selected holdings with strong absolute performance included AT&T, Syngenta, and Exelon. AT&T shares gained on solid first-quarter profit growth, driven by sales of Apple’s iPhone and cost savings from the BellSouth integration plan. Shares of Syngenta, the world’s largest maker of agricultural chemicals, rose after the company reported strong first-quarter sales on higher prices and growing demand for food and biofuels. Exelon, a utility services company, benefited from elevated energy prices that boosted profitability at the company’s nuclear power plants.

Within the fixed income portion of the fund, our allocation to government agency pass-through mortgage-backed securities and our security selection within the corporate sector aided results during the period. Notably, minimal credit exposure to the most troubled areas of the economy—subprime-mortgage lenders, home builders, and mortgage insurers—supported returns.

Our shortfalls

Security selection within the financials, materials, and industrials sectors modestly detracted from results. Absolute detractors for the period included UBS, Bank of America, and General Electric. UBS shares declined after the company expanded its disclosure of subprime assets and loan losses from its investment banking business. Bank of America shares fell after the bank reported a decline in net income resulting from worsening credit losses. GE shares plunged after the company’s chief executive officer unexpectedly cut the annual profit forecast and quarterly earnings fell for the first time in five years because of the credit market crisis.

After noticing a rise in leveraged buyout activity last year and early this year, we reduced corporate bond exposure to limit this unfriendly bondholder risk in the fund. We invested those funds in commercial mortgage-backed securities that were highly rated (by us as well as by the rating agencies). This sector has underperformed corporate bonds so far this year.

The fund’s positioning

We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in stocks of firms whose business fundamentals are poised to improve. As always, an above-average dividend is central to our stock-selection process.

We are focused on identifying industries in which the outlook for supply/demand balance is favorable. Although we still have a positive view on energy, we are reducing our exposure to North American refining stocks. Similarly, we are gradually reducing our overweighting in agricultural stocks. The financials sector has been incredibly challenging and volatile, and we have made several changes to our holdings. At the end of the six-month period, the fund was overweighted in the energy, materials, and utilities sectors, and underweighted in the technology, financials, and consumer discretionary sectors.

Corporate bond valuations have returned to attractive levels for us, and we will be reducing our underweighting in this sector of the bond market. We will be funding our purchases with sales of both commercial and agency pass-through mortgage-backed securities; the latter have outperformed this year.

Edward P. Bousa, CFA, Senior Vice

President and Equity Manager

John C. Keogh, Senior Vice President

and Fixed Income Manager

Wellington Management Company, LLP

June 13, 2008

Fund Profile

As of May 31, 2008

Total Fund Characteristics

Yield[1]
Investor Shares	3.0%
Admiral Shares	3.1%
Turnover Rate	23%[2]
Expense Ratio
Investor Shares	0.28%[2]
Admiral Shares	0.16%[2]
Short-Term Reserves	0.9%

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[3]	Index[4]
Consumer Discretionary	6.0%	8.5%	9.2%
Consumer Staples	10.9	10.5	9.1
Energy	18.2	14.3	13.8
Financials	13.2	15.9	16.7
Health Care	11.3	11.4	11.3
Industrials	12.6	11.7	12.0
Information Technology	10.8	16.8	16.7
Materials	6.4	3.7	4.2
Telecommunication
Services	4.9	3.5	3.1
Utilities	5.7	3.7	3.9

Total Fund Volatility Measures[5]
	Fund Versus	Fund Versus
	Composite Index[6]	Broad Index[4]
R-Squared	0.91	0.85
Beta	0.88	0.52

Ten Largest Stocks[7] (% of equity portfolio)

AT&T Inc.	integrated telecommunication services	4.0%
Chevron Corp.	Integrated oil and gas	2.9
Total SA ADR	integrated oil and gas	2.6
International Business Machines Corp.	computer hardware	2.6
General Electric Co.	industrial conglomerates	2.4
ExxonMobil Corp.	integrated oil and gas	2.4
Exelon Corp.	electric utilities	2.0
Bank of America Corp.	diversified financial services	2.0
EnCana Corp.	oil and gas exploration and production	1.9
Eli Lilly & Co.	pharmaceuticals	1.9
Top Ten		24.7%
Top Ten as % of Total Net Assets		16.0%

Fund Asset Allocation

1 30-day SEC yield. See Glossary on pages 27–28.

2 Annualized.

3 S&P 500 Index.

4 Dow Jones Wilshire 5000 Index.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 27–28.

6 Wellington Composite Index, weighted 65% S&P 500 Index and 35% Lehman U.S. Credit A or Better Index.

7 The holdings listed exclude any temporary cash investments and equity index products.

Equity Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	116	500	4,758
Median Market Cap	$59.2B	$49.4B	$34.4B
Price/Earnings Ratio	15.8x	17.6x	18.4x
Price/Book Ratio	2.5x	2.6x	2.6x
Dividend Yield	2.5%	2.0%	1.9%
Return on Equity	20.9%	20.5%	19.5%
Earnings Growth Rate	20.4%	18.8%	19.0%
Foreign Holdings	13.5%	0.0%	0.0%

Fixed Income Characteristics
		Comparative	Broad
	Fund	Index[3]	Index[4]
Number of Bonds	525	2,008	9,352
Yield to Maturity	5.7%[5]	5.6%	5.0%
Average Coupon	5.8%	5.7%	5.4%
Average Effective Maturity	9.4 years	9.7 years	7.4 years
Average Quality[6]	Aa3	Aa3	Aa1
Average Duration	5.9 years	6.0 years	4.6 years

Sector Diversification[7]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	10.3%
Finance	36.8
Foreign	5.3
Government Mortgage-Backed	5.9
Industrial	31.1
Treasury/Agency	0.0
Utilities	8.0
Other	2.6

Distribution by Credit Quality[6]
(% of fixed income portfolio)

Aaa	20.7%
Aa	26.1
A	38.9
Baa	10.8
Ba	0.0
B	0.0
Other	3.5

Equity Investment Focus

Fixed Income Investment Focus

1 S&P 500 Index.

2 Dow Jones Wilshire 5000 Index.

3 Lehman U.S. Credit A or Better Index.

4 Lehman U.S. Aggregate Bond Index.

5 Before expenses.

6 Moody’s Investors Service.

7 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

See pages 27–28 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 1997–May 31, 2008

		Wellington Fund		Composite
		Investor Shares		Index[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1998	9.6%	4.2%	13.8%	20.1%
1999	–0.5	4.1	3.6	11.0
2000	2.6	4.3	6.9	–0.1
2001	3.8	3.8	7.6	–3.4
2002	–7.4	3.1	–4.3	–8.1
2003	9.6	3.3	12.9	12.7
2004	10.3	3.1	13.4	9.9
2005	5.7	3.2	8.9	6.4
2006	11.2	3.5	14.7	11.3
2007	6.8	3.3	10.1	6.6
2008[2]	–2.7	1.6	–1.1	–2.7

Average Annual Total Returns: Periods Ended March 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	7/1/1929	2.91%	12.17%	3.66%	3.49%	7.15%
Admiral Shares	5/14/2001	3.04	12.30	3.83[4]	3.45[4]	7.28[4]

1 Weighted 65% S&P 500 Index and 35% Lehman Long Credit AA or Better Index through February 29, 2000, and 65% S&P 500 Index and 35% Lehman U.S. Credit A or Better Index thereafter.

2 Six months ended May 31, 2008.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Return since inception.

Note: See Financial Highlights tables on pages 19–20 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of May 31, 2008

This Statement summarizes the fund’s holdings by asset type (common stocks, bonds, etc.) and by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Comcast Corp. Class A	19,499,300	438,733	0.9%
The Walt Disney Co.	8,955,300	300,898	0.6%
† Other—Consumer Discretionary		1,251,462	2.4%
		1,991,093	3.9%
Consumer Staples
Wal-Mart Stores, Inc.	9,841,400	568,241	1.1%
The Procter & Gamble Co.	7,699,475	508,549	1.0%
Nestle SA ADR	3,642,000	448,967	0.9%
PepsiCo, Inc.	4,800,800	327,895	0.6%
SABMiller PLC	10,852,532	279,679	0.5%
† Other—Consumer Staples		1,472,195	3.0%
		3,605,526	7.1%
Energy
Chevron Corp.	9,763,100	968,010	1.9%
Total SA ADR	10,004,000	872,948	1.7%
ExxonMobil Corp.	8,869,300	787,238	1.5%
EnCana Corp.	6,990,304	631,713	1.2%
Schlumberger Ltd.	3,922,700	396,702	0.8%
XTO Energy, Inc.	6,084,600	387,101	0.8%
Anadarko Petroleum Corp.	5,061,500	379,460	0.7%
Marathon Oil Corp.	7,275,400	373,883	0.7%
ConocoPhillips Co.	3,798,163	353,609	0.7%
Eni SpA ADR	3,434,700	280,237	0.5%
† Other—Energy		593,034	1.3%
		6,023,935	11.8%
Financials
Bank of America Corp.	19,133,099	650,716	1.3%
ACE Ltd.	6,400,000	384,447	0.8%

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
State Street Corp.	4,927,727	354,895	0.7%
Citigroup, Inc.	14,051,700	307,592	0.6%
ING Groep NV–Sponsored ADR	7,954,900	304,036	0.6%
Muenchener Rueckversicherungs-Gesellschaft	1,574,942	295,066	0.6%
AG (Registered)
The Hartford Financial Services Group Inc.	3,832,100	272,347	0.5%
† Other—Financials		1,798,486	3.4%
		4,367,585	8.5%
Health Care
Eli Lilly & Co.	12,783,000	615,373	1.2%
Abbott Laboratories	10,668,800	601,186	1.2%
Medtronic, Inc.	10,627,300	538,484	1.1%
Schering-Plough Corp.	18,203,400	371,349	0.7%
Bristol-Myers Squibb Co.	14,225,200	324,192	0.6%
Wyeth	7,177,000	319,161	0.6%
AstraZeneca Group PLC ADR	6,227,000	272,058	0.5%
† Other—Health Care		717,204	1.4%
		3,759,007	7.3%
Industrials
General Electric Co.	26,068,100	800,811	1.6%
Deere & Co.	6,699,500	544,936	1.1%
Lockheed Martin Corp.	3,442,700	376,768	0.7%
Canadian National Railway Co.	6,312,300	356,077	0.7%
Waste Management, Inc.	8,823,500	334,675	0.7%
Siemens AG	2,368,318	268,080	0.5%
† Other—Industrials		1,478,781	2.8%
		4,160,128	8.1%
Information Technology
International Business Machines Corp.	6,612,100	855,803	1.7%
Applied Materials, Inc.	17,088,200	338,517	0.7%
Accenture Ltd.	7,753,500	316,498	0.6%
Microsoft Corp.	10,602,000	300,249	0.6%
† Other—Information Technology		1,776,085	3.4%
		3,587,152	7.0%
Materials
Syngenta AG ADR	6,251,600	383,160	0.7%
International Paper Co.	11,241,600	305,996	0.6%
E.I. du Pont de Nemours & Co.	5,453,100	261,258	0.5%
† Other—Materials		1,157,265	2.3%
		2,107,679	4.1%
Telecommunication Services
AT&T Inc.	32,940,885	1,314,340	2.6%
Verizon Communications Inc.	8,178,400	314,623	0.6%
		1,628,963	3.2%
Utilities
Exelon Corp.	7,538,043	663,347	1.3%
FPL Group, Inc.	6,014,800	406,118	0.8%
Dominion Resources, Inc.	7,725,200	357,677	0.7%
† Other—Utilities		477,777	0.9%
		1,904,919	3.7%
Total Common Stocks (Cost $25,029,011)		33,135,987	64.7%

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
Mortgage-Backed Securities
Conventional Mortgage-Backed Securities
1 Government National
Mortgage Assn.	5.000%–8.000%	3/15/28–3/15/38	921,438	918,198	1.8%
† Other—Conventional
Mortgage-Backed Securities				96,639	0.2%
Nonconventional Mortgage-Backed Securities
1 Government National
Mortgage Assn.	5.500%	6/16/23	19,858	19,755	0.0%
† Other—Nonconventional
Mortgage-Backed Securities				82,216	0.2%
Total U.S. Government and Agency Obligations (Cost $1,125,341)				1,116,808	2.2%
Corporate Bonds
† Asset-Backed/Commercial Mortgage-Backed Securities				1,682,710	3.3%

Finance
Banking
Bank of America Corp.	4.375%–8.000%	2/15/09–12/29/49	254,180	235,233	0.4%
Citicorp	6.375%	11/15/08	15,000	15,226	0.0%
Citigroup, Inc.	4.625%–6.625%	8/3/10–8/25/36	239,360	232,645	0.5%
† Other—Banking				2,061,244	4.1%
† Brokerage				1,018,737	2.0%
Finance Companies
General Electric
Capital Corp.	5.250%–8.125%	2/22/11–8/7/37	282,200	288,661	0.6%
† Other—Finance Companies				617,504	1.2%
† Insurance				1,619,299	3.1%
† Real Estate Investment Trusts				274,819	0.5%
† Finance—Other				50,322	0.1%
				6,413,690	12.5%
Industrial
† Basic Industry				278,851	0.5%
Capital Goods
Deere & Co.	7.125%	3/3/31	25,000	27,662	0.0%
General Electric Co.	5.250%	12/6/17	41,685	40,761	0.1%
John Deere Capital Corp.	5.100%–5.350%	1/17/12–1/15/13	80,000	81,447	0.2%
† Other—Capital Goods				507,288	1.0%
Communications
AT&T Inc.	4.125%–6.800%	9/15/09–9/1/37	218,255	215,841	0.4%
BellSouth Corp.	4.200%–6.550%	9/15/09–11/15/34	99,220	98,413	0.2%
BellSouth Telecommunications	7.000%	12/1/95	27,600	26,319	0.1%
Chesapeake & Potomac
Telephone Co.	7.150%	5/1/23	10,000	10,145	0.0%
Verizon
Communications Corp.	4.350%–6.900%	2/15/13–4/15/38	75,240	75,113	0.1%
Verizon Global
Funding Corp.	4.375%–7.750%	6/15/12–9/15/35	135,935	138,910	0.2%
† Other—Communications				351,852	0.8%

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Consumer Cyclicals
	Wal-Mart Stores, Inc.	4.125%–6.875%	8/10/09–9/1/35	70,000	68,495	0.1%
†	Other—Consumer Cyclicals				874,824	1.7%
	Consumer Noncyclicals
	Abbott Laboratories	4.350%–5.600%	5/15/11–3/15/14	45,500	45,515	0.1%
	Eli Lilly & Co.	6.000%	3/15/12	45,000	47,563	0.1%
	Medtronic Inc.	4.375%–4.750%	9/15/10–9/15/15	39,235	38,372	0.0%
1	Procter & Gamble Co. ESOP	9.360%	1/1/21	56,913	71,073	0.2%
†	Other—Consumer Noncyclicals				1,435,334	2.8%
†	Energy				195,761	0.4%
	Technology
	IBM International Group Capital	5.050%	10/22/12	50,000	50,875	0.1%
	International Business
	Machines Corp.	5.875%–8.375%	11/1/19–11/29/32	50,000	55,016	0.1%
†	Other—Technology				260,484	0.5%
†	Transportation				337,981	0.7%
†	Industrial—Other				64,017	0.1%
					5,397,912	10.5%
Utilities
	Electric
	Commonwealth Edison Co.	5.950%	8/15/16	23,120	23,049	0.0%
	Exelon Generation Co. LLC	6.950%	6/15/11	50,000	52,030	0.1%
	Florida Power & Light Co.	4.950%–5.950%	11/1/17–2/1/38	114,050	108,607	0.2%
†	Other—Electric				1,008.505	2.0%
†	Natural Gas				158,362	0.3%
†	Utilities—Other				36,874	0.1%
					1,387,427	2.7%
Total Corporate Bonds (Cost $15,173,716)					14,881,739	29.0%
† Sovereign Bonds (U.S. Dollar-Denominated) (Cost $915,120)					924,076	1.8%
† Taxable Municipal Bonds (Cost $451,033)					453,253	0.9%
Temporary Cash Investments
Repurchase Agreement
	BNP Paribas Securities Corp. (Dated 5/30/08,
	Repurchase Value $436,484,000,
	collateralized by Federal Home Loan
	Mortgage Corp. 6.000%, 9/1/37,
	Federal National Mortgage Assn.
	5.500%–6.000%, 12/1/37–4/1/38)	2.320%	6/2/08	436,400	436,400	0.9%

				Shares
Money Market Fund
2	Vanguard Market Liquidity Fund—
	Note G	2.319%		257,558,600	257,559	0.5%
Total Temporary Cash Investments (Cost $693,959)					693,959	1.4%
[3] Total Investments (Cost $43,388,180)					51,205,822	100.0%
Other Assets and Liabilities
Other Assets—Note C					538,185	1.0%
Liabilities—Note G					(512,825)	(1.0%)
					25,360	0.0%
Net Assets					51,231,182	100.0%

At May 31, 2008, net assets consisted of:[4]
Amount
($000)
Paid-in Capital	42,185,543
Undistributed Net Investment Income	276,744
Accumulated Net Realized Gains	951,176
Unrealized Appreciation
Investment Securities	7,817,642
Foreign Currencies	77
Net Assets	51,231,182

Investor Shares—Net Assets
Applicable to 965,077,311 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	31,086,892
Net Asset Value Per Share—Investor Shares	$32.21

Admiral Shares—Net Assets
Applicable to 362,020,550 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	20,144,290
Net Asset Value Per Share—Admiral Shares	$55.64

•See Note A in Notes to Financial Statements

†Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2008, the aggregate value of these securities was $1,866,078,000, representing 3.6% of net assets.

4 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

Statement of Operations

Six Months Ended
May 31, 2008
($000)
Investment Income
Income
Dividends[1]	415,542
Interest	472,892
Security Lending	4,068
Total Income	892,502
Expenses
Investment Advisory Fees—Note B
Basic Fee	13,863
Performance Adjustment	2,975
The Vanguard Group—Note C
Management and Administrative
Investor Shares	28,432
Admiral Shares	6,778
Marketing and Distribution
Investor Shares	3,249
Admiral Shares	1,943
Custodian Fees	226
Shareholders’ Reports
Investor Shares	240
Admiral Shares	29
Trustees’ Fees and Expenses	30
Total Expenses	57,765
Expenses Paid Indirectly—Note D	(471)
Net Expenses	57,294
Net Investment Income	835,208
Realized Net Gain (Loss)
Investment Securities Sold	947,962
Foreign Currencies	3,243
Realized Net Gain (Loss)	951,205
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(2,314,185)
Foreign Currencies	(535)
Change in Unrealized Appreciation (Depreciation)	(2,314,720)
Net Increase (Decrease) in Net Assets Resulting from Operations	(528,307)

1 Dividends are net of foreign withholding taxes of $12,977,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	835,208	1,541,427
Realized Net Gain (Loss)	951,205	2,212,456
Change in Unrealized Appreciation (Depreciation)	(2,314,720)	890,113
Net Increase (Decrease) in Net Assets Resulting from Operations	(528,307)	4,643,996
Distributions
Net Investment Income
Investor Shares	(517,866)	(925,794)
Admiral Shares	(336,736)	(551,301)
Realized Capital Gain[1]
Investor Shares	(1,290,892)	(1,219,716)
Admiral Shares	(799,806)	(660,286)
Total Distributions	(2,945,300)	(3,357,097)
Capital Share Transactions—Note H
Investor Shares	1,781,337	1,339,575
Admiral Shares	2,149,003	2,978,921
Net Increase (Decrease) from Capital Share Transactions	3,930,340	4,318,496
Total Increase (Decrease)	456,733	5,605,395
Net Assets
Beginning of Period	50,774,449	45,169,054
End of Period[2]	51,231,182	50,774,449

1 Includes fiscal 2008 and 2007 short-term gain distributions totaling $174,714,000 and $179,815,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $276,744,000 and $292,895,000.

Financial Highlights

Investor Shares

	Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$34.56	$33.76	$31.34	$30.54	$27.69	$25.27
Investment Operations
Net Investment Income	.532	1.059	.982	.886	.865	.77
Net Realized and Unrealized Gain (Loss)
on Investments	(.898)	2.172	3.392	1.718	2.800	2.42
Total from Investment Operations	(.366)	3.231	4.374	2.604	3.665	3.19
Distributions
Dividends from Net Investment Income	(.560)	(1.030)	(.980)	(.895)	(.815)	(.77)
Distributions from Realized Capital Gains	(1.424)	(1.401)	(.974)	(.909)	—	—
Total Distributions	(1.984)	(2.431)	(1.954)	(1.804)	(.815)	(.77)
Net Asset Value, End of Period	$32.21	$34.56	$33.76	$31.34	$30.54	$27.69

Total Return[1]	–1.06%	10.09%	14.69%	8.86%	13.44%	12.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$31,087	$31,451	$29,318	$26,074	$27,503	$23,108
Ratio of Total Expenses to
Average Net Assets[2]	0.28%*	0.27%	0.30%	0.29%	0.31%	0.36%
Ratio of Net Investment Income to
Average Net Assets	3.31%*	3.14%	3.10%	2.93%	2.99%	3.00%
Portfolio Turnover Rate	23%*	23%	25%	24%	24%	28%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%.

* Annualized.

Admiral Shares

	Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$59.71	$58.32	$54.15	$52.76	$47.84	$43.66
Investment Operations
Net Investment Income	.953	1.894	1.768	1.61	1.561	1.383
Net Realized and Unrealized Gain (Loss)
on Investments	(1.562)	3.762	5.849	2.97	4.831	4.183
Total from Investment Operations	(.609)	5.656	7.617	4.58	6.392	5.566
Distributions
Dividends from Net Investment Income	(1.001)	(1.847)	(1.765)	(1.62)	(1.472)	(1.386)
Distributions from Realized Capital Gains	(2.460)	(2.419)	(1.682)	(1.57)	—	—
Total Distributions	(3.461)	(4.266)	(3.447)	(3.19)	(1.472)	(1.386)
Net Asset Value, End of Period	$55.64	$59.71	$58.32	$54.15	$52.76	$47.84

Total Return	–1.02%	10.23%	14.82%	9.02%	13.57%	13.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,144	$19,323	$15,851	$12,503	$5,392	$3,878
Ratio of Total Expenses to
Average Net Assets[1]	0.16%*	0.16%	0.17%	0.15%	0.17%	0.23%
Ratio of Net Investment Income to
Average Net Assets	3.43%*	3.25%	3.23%	3.09%	3.13%	3.12%
Portfolio Turnover Rate	23%*	23%	25%	24%	24%	28%

1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%.

* Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund's tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2004–2007) and for the period ended May 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers U.S. Credit A or Better Bond Index. For the six months ended May 31, 2008, the investment advisory fee represented an effective annual basic rate of 0.06% of the fund’s average net assets before an increase of $2,975,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2008, the fund had contributed capital of $4,226,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 4.22% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 2008, these arrangements reduced the fund’s management and administrative expenses by $338,000 and custodian fees by $133,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended May 31, 2008, the fund realized net foreign currency gains of $3,243,000, which increased distributable net income for tax purposes; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At May 31, 2008, the cost of investment securities for tax purposes was $43,388,180,000. Net unrealized appreciation of investment securities for tax purposes was $7,817,642,000, consisting of unrealized gains of $9,605,914,000 on securities that had risen in value since their purchase and $1,788,272,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended May 31, 2008, the fund purchased $7,049,696,000 of investment securities and sold $5,275,254,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $199,334,000 and $427,132,000, respectively.

G. The market value of securities on loan to broker-dealers at May 31, 2008, was $246,776,000, for which the fund received cash collateral of $257,559,000.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	May 31, 2008		November 30, 2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,617,899	81,766	4,397,668	131,141
Issued in Lieu of Cash Distributions	1,762,895	54,349	2,085,425	63,552
Redeemed	(2,599,457)	(80,968)	(5,143,518)	(153,255)
Net Increase (Decrease)—Investor Shares	1,781,337	55,147	1,339,575	41,438
Admiral Shares
Issued	2,203,545	39,705	3,762,459	64,899
Issued in Lieu of Cash Distributions	1,062,079	18,962	1,125,382	19,841
Redeemed	(1,116,621)	(20,265)	(1,908,920)	(32,927)
Net Increase (Decrease)—Admiral Shares	2,149,003	38,402	2,978,921	51,813

I. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the fund’s current fiscal period.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1— Quoted prices in active markets for identical securities.

Level 2— Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of May 31, 2008, based on the inputs used to value them.

Investments
in Securities
Valuation Inputs	($000)
Level 1—Quoted prices	31,746,193
Level 2—Other significant observable inputs	19,459,629
Level 3—Significant unobservable inputs	—
Total	51,205,822

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended May 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellington Fund	11/30/2007	5/31/2008	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$989.37	$1.39
Admiral Shares	1,000.00	989.79	0.80
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.60	$1.42
Admiral Shares	1,000.00	1,024.20	0.81

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.28% for Investor Shares and 0.16% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 25 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of
Trustee since May 1987;	the Board, Chief Executive Officer, and Director/Trustee of The
Chairman of the Board and	Vanguard Group, Inc., and of each of the investment
Chief Executive Officer	companies served by The Vanguard Group; Director of
155 Vanguard Funds Overseen	Vanguard Marketing Corporation.

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore
Trustee since January 2001	Partners (pro bono ventures in education); Senior Advisor to
155 Vanguard Funds Overseen	Greenwich Associates (international business strategy
consulting); Successor Trustee of Yale University; Overseer of
the Stern School of Business at New York University; Trustee of
the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive
Trustee since January 2008	Chief Staff and Marketing Officer for North America since 2004
155 Vanguard Funds Overseen	and Corporate Vice President of Xerox Corporation
(photocopiers and printers); Director of SPX Corporation (multi-
industry manufacturing),of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta

Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals);
155 Vanguard Funds Overseen	Board Member of the American Chemistry Council; Director of
Tyco International, Ltd. (diversified manufacturing and services)
since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of
Trustee since June 2006	the University of Pennsylvania since 2004; Professor in the
155 Vanguard Funds Overseen	School of Arts and Sciences, Annenberg School for
Communication, and Graduate School of Education of the
University of Pennsylvania since 2004; Provost (2001–2004) and
Laurance S. Rockefeller Professor of Politics and the University
Center for Human Values (1990–2004), Princeton University;
Director of Carnegie Corporation of New York since 2005 and of
Schuylkill River Development Corporation and Greater
Philadelphia Chamber of Commerce since 2004; Trustee of the
National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate
Trustee since July 1998	Vice President and Chief Global Diversity Officer since 2006,
155 Vanguard Funds Overseen	Vice President and Chief Information Officer (1997–2005), and
Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University
Medical Center at Princeton and Women’s Research and
Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George
Trustee since December 2004	Gund Professor of Finance and Banking, Harvard Business
155 Vanguard Funds Overseen	School; Senior Associate Dean and Director of Faculty
Recruiting, Harvard Business School; Director and Chairman of
UNX, Inc. (equities trading firm); Chair of the Investment
Committee of HighVista Strategies LLC (private investment firm)
since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman,
Trustee since January 1993	President, Chief Executive Officer, and Director of NACCO
155 Vanguard Funds Overseen	Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired
Trustee since April 1985	Chairman and Chief Executive Officer of Rohm and Haas Co.
155 Vanguard Funds Overseen	(chemicals); Director of Cummins Inc. (diesel engines) and
AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of
Treasurer since July 1998	The Vanguard Group, Inc.;
155 Vanguard Funds Overseen	Treasurer of each of the investment companies served by The
Vanguard Group.

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: President of
President since March 2008	The Vanguard Group, Inc.,and of each of the investment
155 Vanguard Funds Overseen	companies served by The Vanguard Group since 2008;Director
of Vanguard Marketing Corporation; Managing Director of The
Vanguard Group (1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing
Secretary since July 2005	Director of The Vanguard Group, Inc., since 2006; General
155 Vanguard Funds Overseen	Counsel of The Vanguard Group since 2005; Secretary of The
Vanguard Group, and of each of the investment companies
served by The Vanguard Group, since 2005; Director and Senior
Vice President of Vanguard Marketing Corporation since 2005;
Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard®	>	www.vanguard.com

Fund Information	>	800-662-7447	Vanguard, Admiral, Connect with
Vanguard, Wellington, and the ship logo
are trademarks of The Vanguard
Group, Inc.
Direct Investor Account Services	>	800-662-2739
CFA® is a trademark owned by CFA
Institutional Investor Services	>	800-523-1036	Institute.

All other marks are the exclusive property
Text Telephone for People			of their respective owners.
With Hearing Impairment	>	800-952-3335
All comparative mutual fund data are
from Lipper Inc. or Morningstar, Inc.,
unless otherwise noted.

You can obtain a free copy of Vanguard’s
This material may be used in			proxy voting guidelines by visiting our
conjunction with the offering of			website, www.vanguard.com, and
shares of any Vanguard fund only if			searching for “proxy voting guidelines,” or
preceded or accompanied by the			by calling Vanguard at 800-662-2739.
fund’s current prospectus.			The guidelines are also available from the
SEC’s website, www.sec.gov. In addition,
you may obtain a free report on how your
fund voted the proxies for securities it
owned during the 12 months ended June
30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information
about your fund at the SEC’s Public
Reference Room in Washington, D.C.
To find out more about this public service,
call the SEC at 202-551-8090.
Information about your fund is also
available on the SEC’s website, and you
can receive copies of this information, for
a fee, by sending a request in either of
two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail
addressed to the Public Reference
Section, Securities and Exchange
Commission, Washington,
DC 20549-0102.
© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q212 072008

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2008
Market
Value
Shares	($000)
Common Stocks (64.7%)

Consumer Discretionary (3.9%)
Comcast Corp. Class A	19,499,300	438,733
The Walt Disney Co.	8,955,300	300,898
Staples, Inc.	10,495,300	246,115
Honda Motor Co., Ltd ADR	7,358,600	244,526
Time Warner, Inc.	13,898,800	220,713
*	Viacom Inc. Class B	4,531,300	162,311
NIKE, Inc. Class B	1,832,100	125,261
McDonald’s Corp.	1,615,200	95,814
Home Depot, Inc.	2,959,600	80,975
*	^	Ford Motor Co.	11,139,200	75,747
1,991,093
Consumer Staples (7.1%)
Wal-Mart Stores, Inc.	9,841,400	568,241
The Procter & Gamble Co.	7,699,475	508,549
Nestle SA ADR	3,642,000	448,967
PepsiCo, Inc.	4,800,800	327,895
SABMiller PLC	10,852,532	279,679
Kimberly-Clark Corp.	3,807,300	242,906
Altria Group, Inc.	10,797,200	240,346
Sysco Corp.	7,458,100	230,157
The Coca-Cola Co.	3,763,000	215,469
Colgate-Palmolive Co.	2,600,800	193,395
Walgreen Co.	4,188,800	150,881
Kraft Foods Inc.	3,650,600	118,571
Unilever NV ADR	1,455,900	47,695
^	SABMiller PLC ADR	1,261,800	32,775
3,605,526
Energy (11.8%)
Chevron Corp.	9,763,100	968,010
Total SA ADR	10,004,000	872,948
ExxonMobil Corp.	8,869,300	787,238
EnCana Corp.	6,990,304	631,713
Schlumberger Ltd.	3,922,700	396,702
XTO Energy, Inc.	6,084,600	387,101
Anadarko Petroleum Corp.	5,061,500	379,460
Marathon Oil Corp.	7,275,400	373,883
ConocoPhillips Co.	3,798,163	353,609
Eni SpA ADR	3,434,700	280,237
Petroleo Brasileiro SA ADR	3,579,300	252,341
BP PLC ADR	2,533,800	183,726
Sasol Ltd. Sponsored ADR	2,495,500	156,967
6,023,935
Financials (8.5%)
Bank of America Corp.	19,133,099	650,716
ACE Ltd.	6,400,000	384,447
State Street Corp.	4,927,727	354,895
Citigroup, Inc.	14,051,700	307,592

		ING Groep NV - Sponsored ADR	7,954,900	304,036
		Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1,574,942	295,066
		The Hartford Financial Services Group Inc.	3,832,100	272,347
		American International Group, Inc.	7,216,100	259,780
		Capital One Financial Corp.	4,854,300	233,589
		Freddie Mac	9,073,600	230,651
		Prudential Financial, Inc.	2,751,600	205,545
*	^	UBS AG (New York Shares)	8,308,545	196,580
		PNC Financial Services Group	2,852,700	183,286
		Wachovia Corp.	5,475,100	130,307
		Merrill Lynch & Co., Inc.	2,816,800	123,714
		JPMorgan Chase & Co.	2,331,776	100,266

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2008
		Market
		Value
	Shares	($000)
U.S. Bancorp	2,966,400	98,455
^ MBIA, Inc.	3,796,900	26,426
* UBS AG Rights Exp. 6/10/08	8,308,545	9,887
		4,367,585
Health Care (7.3%)
Eli Lilly & Co.	12,783,000	615,373
Abbott Laboratories	10,668,800	601,186
Medtronic, Inc.	10,627,300	538,484
Schering-Plough Corp.	18,203,400	371,349
Bristol-Myers Squibb Co.	14,225,200	324,192
Wyeth	7,177,000	319,161
AstraZeneca Group PLC ADR	6,227,000	272,058
Teva Pharmaceutical Industries Ltd. Sponsored ADR	4,884,600	223,373
Sanofi-Aventis ADR	4,233,103	157,979
UnitedHealth Group Inc.	4,174,500	142,810
Cardinal Health, Inc.	1,669,600	94,399
Covidien Ltd.	1,164,700	58,340
UCB SA	999,710	40,303
		3,759,007
Industrials (8.1%)
General Electric Co.	26,068,100	800,811
Deere & Co.	6,699,500	544,936
Lockheed Martin Corp.	3,442,700	376,768
Canadian National Railway Co.	6,312,300	356,077
Waste Management, Inc.	8,823,500	334,675
Siemens AG	2,368,318	268,080
United Parcel Service, Inc.	3,610,200	256,396
Northrop Grumman Corp.	3,202,500	241,661
FedEx Corp.	2,479,900	227,432
Avery Dennison Corp.	3,565,200	183,893
Parker Hannifin Corp.	1,987,350	168,269
Illinois Tool Works, Inc.	2,305,900	123,827
The Boeing Co.	1,321,600	109,389
Mitsui & Co., Ltd.	3,502,000	85,906
British Airways PLC	17,780,477	82,008
		4,160,128
Information Technology (7.0%)
International Business Machines Corp.	6,612,100	855,803
Applied Materials, Inc.	17,088,200	338,517
Accenture Ltd.	7,753,500	316,498
Microsoft Corp.	10,602,000	300,249
Texas Instruments, Inc.	7,966,800	258,762
Automatic Data Processing, Inc.	5,582,200	240,314
Intel Corp.	8,442,400	195,695
Canon, Inc.	3,349,111	181,219
ASML Holding NV	5,910,023	176,966
* Autodesk, Inc.	3,997,900	164,554
QUALCOMM Inc.	3,237,300	157,139
Keyence Corp.	648,700	155,020

Hewlett-Packard Co.	2,971,800	139,853
ASML Holding NV (New York Shares)	3,556,844	106,563
		3,587,152
Materials (4.1%)
Syngenta AG ADR	6,251,600	383,160
International Paper Co.	11,241,600	305,996
E.I. du Pont de Nemours & Co.	5,453,100	261,258
Alcoa Inc.	6,099,200	247,567
Companhia Vale do Rio Doce ADR	5,600,372	222,783
Rohm & Haas Co.	3,788,600	204,509
Air Products & Chemicals, Inc.	1,719,200	175,221
Newmont Mining Corp. (Holding Co.)	2,628,800	124,947

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2008
		Market
		Value
	Shares	($000)
Dow Chemical Co.	2,453,300	99,113
Holcim Ltd. (Registered)	889,111	83,125
		2,107,679
Telecommunication Services (3.2%)
AT&T Inc.	32,940,885	1,314,340
Verizon Communications Inc.	8,178,400	314,623
		1,628,963
Utilities (3.7%)
Exelon Corp.	7,538,043	663,347
FPL Group, Inc.	6,014,800	406,118
Dominion Resources, Inc.	7,725,200	357,677
PG&E Corp.	5,347,000	211,688
^ Veolia Environment ADR	2,708,800	192,948
Progress Energy, Inc.	1,710,500	73,141
		1,904,919

Total Common Stocks (Cost $25,029,011)				33,135,987
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (2.2%)

Mortgage-Backed Securities (2.2%)
Conventional Mortgage-Backed Securities (2.0%)
1,2	Federal National Mortgage Assn.	5.000%	5/1/33–6/1/38	99,999	96,639
1	Government National Mortgage Assn.	5.000%	1/15/30–12/15/35	300,264	293,372
1	Government National Mortgage Assn.	5.500%	1/15/29–3/15/38	558,516	559,916
1	Government National Mortgage Assn.	6.000%	3/15/28–1/15/33	34,039	34,844
1	Government National Mortgage Assn.	6.500%	1/15/31–1/15/32	15,668	16,291
1	Government National Mortgage Assn.	7.000%	11/15/31–11/15/33	12,906	13,727
1	Government National Mortgage Assn.	8.000%	6/15/17	45	48
Nonconventional Mortgage-Backed Securities (0.2%)
1,2	Federal Home Loan Mortgage Corp.	4.000%	2/25/19–3/15/19	88,190	82,216
1	Government National Mortgage Assn.	5.500%	6/16/23	19,858	19,755
					1,116,808

Total U.S. Government and Agency Obligations (Cost $1,125,341)					1,116,808

Corporate Bonds (29.0%)

Asset-Backed/Commercial Mortgage-Backed Securities (3.3%)
1	Adjustable Rate Mortgage Trust	5.688%	3/25/36	11,604	9,329
1	AmeriCredit Automobile Receivables Trust	3.930%	10/6/11	10,740	10,548
1	AmeriCredit Automobile Receivables Trust	5.210%	10/6/11	20,639	20,252
1,3	American Mortgage Trust	5.419%	4/15/37	50,075	49,273
1	Banc of America Commercial Mortgage, Inc.	5.739%	5/10/45	41,450	41,809
1	Bank One Issuance Trust	3.860%	6/15/11	40,000	40,022
1	Bank One Issuance Trust	3.450%	10/17/11	40,000	39,898
1	Bear Stearns Commercial Mortgage Securities, Inc.	5.610%	11/15/33	17,250	16,429
1	Bear Stearns Commercial Mortgage Securities, Inc.	5.464%	4/12/38	28,720	28,601
1	Bear Stearns Commercial Mortgage Securities, Inc.	4.740%	3/13/40	25,000	24,323
1	Bear Stearns Commercial Mortgage Securities, Inc.	4.674%	6/11/41	20,960	19,892
1	Bear Stearns Commercial Mortgage Securities, Inc.	5.540%	9/11/41	20,300	20,080
1	Bear Stearns Commercial Mortgage Securities, Inc.	5.537%	10/12/41	37,215	36,750
1	Bear Stearns Commercial Mortgage Securities, Inc.	4.825%	11/11/41	49,980	47,805
1	Bear Stearns Commercial Mortgage Securities, Inc.	4.933%	2/13/42	19,160	18,495
1	Bear Stearns Commercial Mortgage Securities, Inc.	4.871%	9/11/42	24,700	23,653
1	Bear Stearns Commercial Mortgage Securities, Inc.	5.154%	10/12/42	49,915	48,798
1	Capital One Auto Finance Trust	5.450%	2/15/11	1,220	1,210
1	CarMax Auto Owner Trust	4.910%	1/18/11	21,520	21,625
1	Chase Commercial Mortgage Securities Corp.	6.390%	11/18/30	18,823	18,938
1	Chase Issuance Trust	4.650%	12/17/12	40,000	40,463

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.225%	7/15/44	44,400	43,590
1	Commercial Mortgage Pass-Through Certificates	5.768%	6/10/46	49,000	49,486
1	Countrywide Home Loans	6.000%	5/25/37	19,383	17,999
1	Credit Suisse Mortgage Capital Certificates	5.552%	2/15/39	50,000	49,688
1	Credit Suisse Mortgage Capital Certificates	5.467%	9/15/39	37,605	36,984
1	DaimlerChrysler Auto Trust	4.980%	2/8/11	18,435	18,509
1	GS Mortgage Securities Corp. II	5.396%	8/10/38	25,100	24,844
1	GS Mortgage Securities Corp. II	4.751%	7/10/39	20,000	19,090
1	GS Mortgage Securities Corp. II	5.560%	11/10/39	15,000	14,846
1,4	GSAMP Trust	2.653%	11/25/35	12,484	12,049
1	GSR Mortgage Loan Trust	5.782%	5/25/47	43,587	42,705
1	Greenwich Capital Commercial Funding Corp.	4.915%	1/5/36	47,700	46,534
1	Greenwich Capital Commercial Funding Corp.	5.317%	6/10/36	25,535	25,259
1	Greenwich Capital Commercial Funding Corp.	4.799%	8/10/42	48,375	46,109
1	Honda Auto Receivables Owner Trust	3.820%	5/21/10	12,210	12,219
1	Household Automotive Trust	5.280%	9/17/11	49,507	49,806
1	JPMorgan Chase Commercial Mortgage Securities	4.899%	1/12/37	25,440	24,436
1	JPMorgan Chase Commercial Mortgage Securities	5.179%	12/15/44	50,000	49,473
1	LB-UBS Commercial Mortgage Trust	4.954%	9/15/30	14,119	13,743
1	LB-UBS Commerical Mortgage Trust	6.462%	3/15/31	18,325	17,799
1	LB-UBS Commercial Mortgage Trust	5.882%	6/15/38	43,851	44,611
1,3	Marriott Vacation Club Owner Trust	5.362%	10/20/28	9,888	9,477
1	Morgan Stanley Capital I	5.810%	8/12/41	50,000	50,648
1	Morgan Stanley Capital I	4.780%	12/13/41	50,000	47,633
1	Morgan Stanley Capital I	5.230%	9/15/42	16,905	16,546
1	Morgan Stanley Capital I	4.700%	7/15/56	38,470	36,455
1	Morgan Stanley Dean Witter Capital I	4.740%	11/13/36	26,000	25,425
1	Morgan Stanley Mortgage Loan Trust	6.000%	8/25/37	17,080	15,724
1	Nissan Auto Lease Trust	5.110%	3/15/10	40,000	40,310
1	Nomura Asset Securities Corp.	6.590%	3/15/30	807	809
1	Nomura Asset Securities Corp.	6.690%	3/15/30	13,000	12,825
1	Onyx Acceptance Owner Trust	3.910%	9/15/11	11,031	10,976
1	PSE&G Transition Funding LLC	6.450%	3/15/13	10,000	10,366
1	Sequoia Mortgage Trust	5.783%	2/20/47	64,879	59,748
1	UPFC Auto Receivables Trust	5.490%	5/15/12	5,424	5,451
1	USAA Auto Owner Trust	4.130%	11/15/11	20,788	20,826
1	WFS Financial Owner Trust	3.930%	2/17/12	17,538	17,550
1	Wachovia Auto Owner Trust	4.930%	11/20/12	25,000	25,010
1	Wells Fargo Mortgage Backed Securities Trust	6.022%	9/25/36	34,492	31,632
1	World Omni Auto Receivables Trust	3.820%	11/14/11	7,335	7,327
					1,682,710
Finance (12.5%)
	Banking (5.0%)
	BB&T Corp.	4.900%	6/30/17	8,045	7,154
	BB&T Corp.	5.250%	11/1/19	8,000	7,412
1,3	BTMU Curacao Holdings NV	4.760%	7/21/15	47,895	46,384
	Bank One Corp.	7.875%	8/1/10	40,000	42,755
	Bank of America Corp.	5.875%	2/15/09	25,000	25,400
	Bank of America Corp.	4.375%	12/1/10	10,000	10,143

	Bank of America Corp.	5.300%	3/15/17	68,000	64,888
	Bank of America Corp.	5.625%	3/8/35	96,180	81,379
	Bank of America Corp.	6.000%	10/15/36	30,000	28,544
1	Bank of America Corp.	8.000%	12/29/49	25,000	24,879
	Bank of New York Mellon	5.125%	11/1/11	44,000	44,562
	Bank of New York Mellon	4.950%	11/1/12	30,000	30,243
	Bank of New York Mellon	4.950%	3/15/15	58,655	56,217
1,3	Barclays Bank PLC	5.926%	12/15/49	70,000	59,996
	Citicorp	6.375%	11/15/08	15,000	15,226
	Citigroup, Inc.	4.625%	8/3/10	19,400	19,501
	Citigroup, Inc.	5.300%	10/17/12	50,000	49,741
	Citigroup, Inc.	5.850%	8/2/16	30,000	29,718
	Citigroup, Inc.	6.125%	11/21/17	64,960	64,212
	Citigroup, Inc.	6.625%	6/15/32	45,000	42,993

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Citigroup, Inc.	6.125%	8/25/36	30,000	26,480
	Credit Suisse First Boston USA, Inc.	4.700%	6/1/09	45,000	45,585
	Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	15,000	15,683
	Credit Suisse New York	5.000%	5/15/13	87,750	86,227
	Deutsche Bank AG London	5.375%	10/12/12	41,245	42,095
	Deutsche Bank Financial LLC	5.375%	3/2/15	59,215	58,976
	Fifth Third Bank	4.200%	2/23/10	60,000	60,010
	Golden West Financial Corp.	4.750%	10/1/12	10,000	9,788
3	HBOS Treasury Services PLC	6.000%	11/1/33	80,500	65,393
	HSBC Bank USA	4.625%	4/1/14	19,710	19,142
	HSBC Holdings PLC	6.500%	5/2/36	25,000	23,942
	Huntington National Bank	4.900%	1/15/14	16,375	14,918
	Huntington National Bank	5.500%	2/15/16	16,000	13,612
	JPMorgan Chase & Co.	6.750%	2/1/11	25,115	26,307
	JPMorgan Chase & Co.	5.125%	9/15/14	50,000	49,185
	JPMorgan Chase & Co.	5.250%	5/1/15	40,000	39,058
	JPMorgan Chase & Co.	6.000%	1/15/18	42,000	42,038
1	JPMorgan Chase & Co.	7.900%	12/29/49	41,021	40,908
	Mellon Bank NA	4.750%	12/15/14	4,750	4,594
	Mellon Funding Corp.	5.000%	12/1/14	30,000	29,554
3	Mizuho Finance (Cayman)	5.790%	4/15/14	50,000	50,352
	National City Bank	4.150%	8/1/09	8,630	8,423
	National City Bank	7.250%	7/15/10	25,000	25,392
	National City Bank of Pennsylvania	7.250%	10/21/11	20,000	19,331
	National City Corp.	6.875%	5/15/19	13,950	11,510
	Northern Trust Co.	5.300%	8/29/11	36,320	36,657
	Northern Trust Co.	5.200%	11/9/12	34,940	34,798
	Northern Trust Co.	4.600%	2/1/13	5,925	5,899
3	Overseas Chinese Banking Corp.	7.750%	9/6/11	14,805	15,988
	PNC Bank NA	4.875%	9/21/17	50,000	43,927
1	PNC Funding Corp.	8.250%	5/31/49	44,000	44,055
	Paribas NY	6.950%	7/22/13	40,000	43,090
	Royal Bank of Scotland Group PLC	6.375%	2/1/11	40,775	41,498
	Royal Bank of Scotland Group PLC	5.000%	10/1/14	9,700	9,395
	Royal Bank of Scotland Group PLC	5.050%	1/8/15	19,510	18,424
	Royal Bank of Scotland Group PLC	4.700%	7/3/18	10,000	8,320
3	Santander U.S. Debt, S.A. Unipersonal	4.750%	10/21/08	47,100	47,342
	State Street Corp.	5.375%	4/30/17	76,315	72,875
	SunTrust Banks, Inc.	4.250%	10/15/09	9,680	9,762
	UBS AG	5.875%	7/15/16	60,000	59,345
	UFJ Finance Aruba AEC	6.750%	7/15/13	50,000	51,003
	US Bank NA	6.375%	8/1/11	17,940	18,799
	US Bank NA	6.300%	2/4/14	30,000	31,670
3	WEA Finance LLC	7.125%	4/15/18	34,000	34,426
	Wachovia Bank NA	4.375%	8/15/08	15,000	14,967
	Wachovia Bank NA	6.600%	1/15/38	60,000	56,291
	Wachovia Corp.	4.375%	6/1/10	19,400	19,403
	Washington Mutual Bank	5.125%	1/15/15	10,000	8,236
	Wells Fargo & Co.	6.375%	8/1/11	15,000	15,682

	Wells Fargo & Co.	5.125%	9/1/12	10,000	10,049
	Wells Fargo & Co.	5.250%	10/23/12	50,000	50,832
	Wells Fargo & Co.	4.950%	10/16/13	15,000	14,892
	Wells Fargo & Co.	5.125%	9/15/16	25,000	24,339
	Wells Fargo Bank NA	6.450%	2/1/11	5,000	5,260
1	Wells Fargo Capital XIII	7.700%	12/29/49	50,000	49,201
	Wells Fargo Financial	5.500%	8/1/12	20,000	20,556
	World Savings Bank, FSB	4.500%	6/15/09	14,845	14,816
	World Savings Bank, FSB	4.125%	12/15/09	33,045	32,701
	Brokerage (2.0%)
	Ameriprise Financial Inc.	5.350%	11/15/10	22,605	22,699
	Dean Witter, Discover & Co.	6.750%	10/15/13	25,775	25,941
	Dean Witter, Discover & Co.	7.070%	2/10/14	17,500	17,964
	Goldman Sachs Group, Inc.	5.000%	1/15/11	30,000	30,508
	Goldman Sachs Group, Inc.	5.300%	2/14/12	75,000	76,268

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Goldman Sachs Group, Inc.	5.350%	1/15/16	70,000	68,643
	Goldman Sachs Group, Inc.	5.625%	1/15/17	40,000	37,979
	Goldman Sachs Group, Inc.	5.950%	1/18/18	44,000	43,003
	Goldman Sachs Group, Inc.	6.450%	5/1/36	50,000	46,008
	Goldman Sachs Group, Inc.	6.750%	10/1/37	43,995	41,629
	Lehman Brothers Holdings, Inc.	5.250%	2/6/12	25,000	23,981
	Lehman Brothers Holdings, Inc.	6.000%	7/19/12	50,000	48,572
	Lehman Brothers Holdings, Inc.	5.500%	4/4/16	50,000	44,984
	Lehman Brothers Holdings, Inc.	5.750%	1/3/17	25,000	22,127
	Lehman Brothers Holdings, Inc.	6.500%	7/19/17	25,000	22,986
	Lehman Brothers Holdings, Inc.	6.875%	7/17/37	50,000	43,522
	Merrill Lynch & Co., Inc.	5.770%	7/25/11	30,000	29,885
	Merrill Lynch & Co., Inc.	6.050%	5/16/16	70,000	65,808
	Merrill Lynch & Co., Inc.	6.400%	8/28/17	23,000	22,152
	Merrill Lynch & Co., Inc.	6.875%	4/25/18	40,000	39,375
	Merrill Lynch & Co., Inc.	6.220%	9/15/26	25,000	21,860
	Morgan Stanley Dean Witter	4.000%	1/15/10	10,000	9,923
	Morgan Stanley Dean Witter	6.600%	4/1/12	20,000	20,655
	Morgan Stanley Dean Witter	4.750%	4/1/14	70,000	65,279
	Morgan Stanley Dean Witter	6.000%	4/28/15	44,000	43,325
	Morgan Stanley Dean Witter	5.450%	1/9/17	70,000	65,099
	Morgan Stanley Dean Witter	6.250%	8/9/26	20,000	18,562
	Finance Companies (1.8%)
	American Express Bank, FSB	5.550%	10/17/12	50,000	49,062
	American Express Centurion Bank	4.375%	7/30/09	10,000	10,040
	American Express Co.	4.750%	6/17/09	20,000	20,146
	American Express Credit Corp.	5.875%	5/2/13	44,000	44,043
3	American Express Travel	5.250%	11/21/11	35,000	34,723
	CIT Group, Inc.	4.125%	11/3/09	25,000	22,750
	CIT Group, Inc.	7.625%	11/30/12	27,660	25,309
	Capital One Bank	6.500%	6/13/13	20,705	20,355
	Capital One Capital IV	6.745%	2/17/37	33,000	26,015
	Capital One Financial	5.700%	9/15/11	31,150	30,195
	Countrywide Home Loan	5.625%	7/15/09	20,000	18,900
	General Electric Capital Corp.	6.125%	2/22/11	19,400	20,296
	General Electric Capital Corp.	5.875%	2/15/12	30,000	31,178
	General Electric Capital Corp.	8.125%	5/15/12	30,000	33,225
	General Electric Capital Corp.	6.000%	6/15/12	15,000	15,695
	General Electric Capital Corp.	5.250%	10/19/12	60,000	61,067
	General Electric Capital Corp.	5.450%	1/15/13	40,000	40,808
	General Electric Capital Corp.	5.400%	2/15/17	20,000	19,853
	General Electric Capital Corp.	6.750%	3/15/32	30,000	30,564
	General Electric Capital Corp.	6.150%	8/7/37	37,800	35,975
	HSBC Finance Corp.	5.700%	6/1/11	19,230	19,386
	HSBC Finance Corp.	6.375%	10/15/11	75,000	77,441
	HSBC Finance Corp.	5.500%	1/19/16	25,000	24,502
	International Lease Finance Corp.	5.400%	2/15/12	50,000	48,185
	International Lease Finance Corp.	5.300%	5/1/12	50,000	48,544

	NYSE Euronext	4.800%	6/28/13	52,025	50,985
	Transamerica Financial Corp.	6.400%	9/15/08	29,265	29,446
1,3	US Trade Funding Corp.	4.260%	11/15/14	16,964	17,477
	Insurance (3.1%)
	ACE Capital Trust II	9.700%	4/1/30	20,000	22,487
	ACE INA Holdings, Inc.	5.800%	3/15/18	44,860	43,884
3	AIG SunAmerica Global Financing VI	6.300%	5/10/11	60,000	60,629
	Allstate Corp.	7.200%	12/1/09	40,000	41,916
	Allstate Corp.	5.000%	8/15/14	10,000	9,949
1	Allstate Corp.	6.125%	5/15/37	30,000	27,443
1	Allstate Corp.	6.500%	5/15/57	20,000	17,882
	American International Group, Inc.	4.700%	10/1/10	34,400	34,163
	American International Group, Inc.	6.250%	3/15/37	24,040	19,461
	Berkshire Hathaway Finance Corp.	4.625%	10/15/13	50,000	50,285
	Chubb Corp.	6.000%	5/11/37	50,000	45,899
	Cincinnati Financial Corp.	6.920%	5/15/28	20,000	20,169

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Farmers Exchange Capital	7.050%	7/15/28	25,000	22,778
3	Frank Russell Co.	5.625%	1/15/09	30,000	30,402
	General Reinsurance Corp.	9.000%	9/12/09	32,000	33,927
	Genworth Financial, Inc.	5.125%	3/15/11	47,825	46,963
	Genworth Financial, Inc.	5.750%	5/15/13	25,000	24,628
1	Genworth Financial, Inc.	6.150%	11/15/66	50,000	40,550
	Hartford Financial Services Group, Inc.	7.900%	6/15/10	35,000	37,134
	Hartford Financial Services Group, Inc.	4.625%	7/15/13	9,000	8,651
	Hartford Financial Services Group, Inc.	4.750%	3/1/14	15,000	14,172
	Hartford Financial Services Group, Inc.	6.000%	1/15/19	44,000	43,325
	Hartford Life, Inc.	5.200%	2/15/11	24,185	24,595
	ING USA Global	4.500%	10/1/10	25,000	25,183
3	Jackson National Life Insurance Co.	8.150%	3/15/27	39,480	43,340
	John Hancock Financial Services	5.625%	12/1/08	16,080	16,268
3	Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	33,034
	Marsh & McLennan Cos., Inc.	6.250%	3/15/12	25,000	25,584
3	MassMutual Global Funding II	3.500%	3/15/10	50,000	49,280
	Mercury General Corp.	7.250%	8/15/11	20,000	21,129
3	MetLife Global Funding I	4.500%	5/5/10	20,000	20,154
3	MetLife Global Funding I	5.125%	11/9/11	30,000	30,377
3	Metropolitan Life Insurance Co.	7.700%	11/1/15	51,000	57,596
3	New York Life Global Funding	3.875%	1/15/09	4,285	4,282
3	New York Life Global Funding	5.250%	10/16/12	30,120	30,524
3	New York Life Insurance	5.875%	5/15/33	55,395	51,524
3	Pacific Life Global Funding	3.750%	1/15/09	38,415	38,501
	Principal Life Income Funding	5.125%	3/1/11	42,935	43,119
	Protective Life Secured Trust	3.700%	11/24/08	35,000	35,010
	Protective Life Secured Trust	4.850%	8/16/10	15,205	15,284
	Prudential Financial, Inc.	5.800%	6/15/12	25,080	25,563
	Prudential Financial, Inc.	5.150%	1/15/13	29,115	28,817
	Prudential Financial, Inc.	4.750%	4/1/14	28,700	27,464
	Prudential Financial, Inc.	5.100%	9/20/14	10,000	9,688
3	TIAA Global Markets	5.125%	10/10/12	46,100	46,673
	Torchmark Corp.	7.875%	5/15/23	45,000	50,187
	Travelers Cos. Inc.	5.800%	5/15/18	53,000	52,150
	UnitedHealth Group, Inc.	4.125%	8/15/09	23,950	23,794
	UnitedHealth Group, Inc.	4.750%	2/10/14	10,000	9,284
	UnitedHealth Group, Inc.	6.000%	11/15/17	36,000	35,149
	XL Capital Ltd.	6.500%	1/15/12	50,000	49,049
	Real Estate Investment Trusts (0.5%)
	ERP Operating LP	5.375%	8/1/16	9,675	8,996
	Kimco Realty Corp.	5.783%	3/15/16	4,750	4,422
	ProLogis	5.625%	11/15/16	35,600	33,387
	Realty Income Corp.	6.750%	8/15/19	36,095	33,814
	Simon Property Group Inc.	5.100%	6/15/15	50,000	46,914
	Simon Property Group Inc.	6.100%	5/1/16	49,050	48,455
	Simon Property Group Inc.	5.875%	3/1/17	20,000	19,179
	Simon Property Group Inc.	6.125%	5/30/18	25,000	24,325
3	Westfield Group	5.700%	10/1/16	60,000	55,327

	Finance—Other (0.1%)
3	SovRisc BV	4.625%	10/31/08	50,000	50,322
					6,413,690
Industrial (10.5%)
	Basic Industry (0.5%)
	Alcan, Inc.	4.500%	5/15/13	20,000	19,233
	Alcan, Inc.	7.250%	3/15/31	21,273	22,448
	Alcoa, Inc.	5.720%	2/23/19	37,403	35,135
	Alcoa, Inc.	5.870%	2/23/22	12,597	11,663
	BHP Billiton Finance	4.800%	4/15/13	15,000	14,717
	BHP Finance USA Ltd.	7.250%	3/1/16	15,000	15,817
	Dow Chemical Co.	6.125%	2/1/11	19,000	19,641
	Dow Chemical Co.	6.000%	10/1/12	50,000	51,727
	E.I. du Pont de Nemours & Co.	4.125%	4/30/10	24,930	25,175

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	E.I. du Pont de Nemours & Co.	4.750%	11/15/12	17,560	17,631
	PPG Industries, Inc.	6.875%	2/15/12	9,355	9,860
1	Rohm & Haas Co.	9.800%	4/15/20	9,000	10,909
	Weyerhaeuser Co.	7.375%	3/15/32	25,000	24,895
	Capital Goods (1.3%)
	Boeing Capital Corp.	6.500%	2/15/12	40,000	42,619
	Boeing Co.	8.625%	11/15/31	9,460	12,359
	Caterpillar Financial Services Corp.	2.700%	7/15/08	25,000	24,998
	Caterpillar Financial Services Corp.	4.500%	6/15/09	10,000	10,136
	Caterpillar Financial Services Corp.	5.050%	12/1/10	25,000	25,613
	Caterpillar, Inc.	7.300%	5/1/31	10,000	11,215
	Deere & Co.	7.125%	3/3/31	25,000	27,662
	General Dynamics Corp.	4.250%	5/15/13	40,000	39,686
	General Electric Co.	5.250%	12/6/17	41,685	40,761
	Honeywell International, Inc.	7.500%	3/1/10	41,000	43,576
3	Hutchison Whampoa International Ltd.	6.500%	2/13/13	50,000	51,823
	John Deere Capital Corp.	5.350%	1/17/12	40,000	40,930
	John Deere Capital Corp.	5.100%	1/15/13	40,000	40,517
	Minnesota Mining & Manufacturing Corp.	6.375%	2/15/28	30,000	31,929
3	Siemens Financieringsmat	5.750%	10/17/16	89,650	89,667
	United Technologies Corp.	4.375%	5/1/10	27,575	27,932
	United Technologies Corp.	4.875%	5/1/15	9,675	9,585
	United Technologies Corp.	7.500%	9/15/29	19,230	21,983
	United Technologies Corp.	6.050%	6/1/36	20,325	19,945
	United Technologies Corp.	6.125%	7/15/38	45,000	44,222
	Communications (1.8%)
	AT&T Inc.	4.125%	9/15/09	30,000	30,046
	AT&T Inc.	5.100%	9/15/14	40,160	39,952
	AT&T Inc.	5.600%	5/15/18	44,000	43,516
	AT&T Inc.	6.450%	6/15/34	73,115	71,480
	AT&T Inc.	6.800%	5/15/36	11,305	11,531
	AT&T Inc.	6.500%	9/1/37	19,675	19,316
	BellSouth Corp.	4.200%	9/15/09	10,000	10,031
	BellSouth Corp.	6.000%	10/15/11	25,000	25,845
	BellSouth Corp.	5.200%	9/15/14	20,000	20,003
	BellSouth Corp.	6.550%	6/15/34	32,225	31,280
	BellSouth Corp.	6.000%	11/15/34	11,995	11,254
	BellSouth Telecommunications	7.000%	12/1/95	27,600	26,319
	Chesapeake & Potomac Telephone Co.	7.150%	5/1/23	10,000	10,145
	Comcast Corp.	5.700%	5/15/18	48,500	47,125
	Deutsche Telekom International Finance	8.000%	6/15/10	50,000	53,242
	France Telecom	7.750%	3/1/11	50,000	53,446
	New York Times Co.	4.500%	3/15/10	9,450	9,218
	Telefonica Europe BV	7.750%	9/15/10	50,000	53,282
	Time Warner Cable Inc.	5.850%	5/1/17	34,980	33,604
	Verizon Communications Corp.	4.350%	2/15/13	15,530	15,126
	Verizon Communications Corp.	5.500%	4/1/17	50,000	49,837
	Verizon Communications Corp.	6.900%	4/15/38	9,710	10,150
	Verizon Global Funding Corp.	6.875%	6/15/12	10,000	10,697

	Verizon Global Funding Corp.	4.375%	6/1/13	10,000	9,741
	Verizon Global Funding Corp.	7.750%	12/1/30	56,410	63,233
	Verizon Global Funding Corp.	5.850%	9/15/35	59,525	55,239
	Viacom Inc.	7.700%	7/30/10	40,000	41,922
	Vodafone AirTouch PLC	7.750%	2/15/10	10,000	10,492
	Vodafone Group PLC	5.000%	12/16/13	10,000	9,944
	Vodafone Group PLC	5.375%	1/30/15	40,000	39,577
	Consumer Cyclicals (1.8%)
3	American Honda Finance	4.625%	4/2/13	50,000	48,714
	CVS Caremark Corp.	4.000%	9/15/09	30,000	29,933
	CVS Corp.	4.875%	9/15/14	35,000	33,807
	CVS Corp.	5.750%	6/1/17	16,285	16,090
	DaimlerChrysler North America Holding Corp.	5.750%	9/8/11	55,145	55,935
	DaimlerChrysler North America Holding Corp.	6.500%	11/15/13	49,855	52,022

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	DaimlerChrysler North America Holding Corp.	8.500%	1/18/31	33,000	37,146
	Federated Retail Holding	5.900%	12/1/16	16,842	14,933
3	Harley-Davidson Inc.	3.625%	12/15/08	50,000	50,174
	Home Depot Inc.	3.750%	9/15/09	48,000	47,463
	Home Depot Inc.	4.625%	8/15/10	12,000	11,945
	Johnson Controls, Inc.	7.125%	7/15/17	36,300	38,991
	Kohl’s Corp.	6.000%	1/15/33	32,000	25,527
	Lowe’s Cos., Inc.	8.250%	6/1/10	12,870	13,847
	Lowe’s Cos., Inc.	6.875%	2/15/28	5,790	5,773
	Lowe’s Cos., Inc.	6.500%	3/15/29	39,900	38,482
	Lowe’s Cos., Inc.	5.500%	10/15/35	20,000	16,829
	Lowe’s Cos., Inc.	6.650%	9/15/37	25,905	25,634
	Target Corp.	5.875%	3/1/12	40,000	41,693
	Target Corp.	5.125%	1/15/13	24,025	24,247
	Target Corp.	5.875%	7/15/16	20,000	20,177
	The Walt Disney Co.	6.375%	3/1/12	20,000	21,193
	The Walt Disney Co.	4.700%	12/1/12	33,500	33,746
	The Walt Disney Co.	5.625%	9/15/16	30,000	30,713
	Time Warner, Inc.	5.500%	11/15/11	21,460	21,270
	Time Warner, Inc.	7.570%	2/1/24	20,000	20,456
	Time Warner, Inc.	6.950%	1/15/28	20,000	19,515
	Toyota Motor Credit Corp.	4.250%	3/15/10	20,000	20,321
	Wal-Mart Stores, Inc.	6.875%	8/10/09	12,000	12,511
	Wal-Mart Stores, Inc.	4.125%	2/15/11	40,000	40,456
	Wal-Mart Stores, Inc.	5.250%	9/1/35	18,000	15,528
	Western Union Co.	5.930%	10/1/16	60,000	58,248
	Consumer Noncyclicals (3.2%)
	Abbott Laboratories	5.600%	5/15/11	15,000	15,662
	Abbott Laboratories	4.350%	3/15/14	30,500	29,853
	Anheuser-Busch Cos., Inc.	5.000%	3/1/19	15,000	14,103
	Anheuser-Busch Cos., Inc.	6.500%	1/1/28	19,550	19,354
	Anheuser-Busch Cos., Inc.	6.800%	8/20/32	20,000	20,499
	Archer-Daniels-Midland Co.	7.000%	2/1/31	20,130	21,137
	AstraZeneca PLC	6.450%	9/15/37	48,385	49,401
	Baxter International, Inc.	5.900%	9/1/16	12,498	12,872
	Bristol-Myers Squibb Co.	5.875%	11/15/36	60,000	56,035
3	Cargill Inc.	5.200%	1/22/13	36,000	35,420
3	Cargill Inc.	4.375%	6/1/13	20,400	19,327
3	Cargill Inc.	6.000%	11/27/17	25,000	24,465
3	Cargill Inc.	6.875%	5/1/28	19,355	19,113
3	Cargill Inc.	6.125%	4/19/34	28,980	25,835
	Clorox Co.	4.200%	1/15/10	55,770	55,634
	Coca-Cola Co.	5.350%	11/15/17	85,000	85,604
	Coca-Cola Enterprises Inc.	6.125%	8/15/11	40,000	42,073
	Coca-Cola Enterprises Inc.	7.000%	10/1/26	10,075	10,959
	Coca-Cola HBC Finance	5.125%	9/17/13	43,000	43,536
	Coca-Cola HBC Finance	5.500%	9/17/15	17,440	17,237
	Colgate-Palmolive Co.	7.600%	5/19/25	13,920	15,961
	ConAgra Foods, Inc.	6.750%	9/15/11	5,982	6,243

ConAgra Foods, Inc.	5.819%	6/15/17	9,503	9,382
Diageo Capital PLC	5.200%	1/30/13	50,590	51,116
Eli Lilly & Co.	6.000%	3/15/12	45,000	47,563
Fortune Brands Inc.	4.875%	12/1/13	20,000	19,088
General Mills, Inc.	5.200%	3/17/15	42,000	40,898
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	35,000	34,888
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	35,000	33,940
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	39,763
Hershey Foods Corp.	4.850%	8/15/15	9,620	9,278
Kimberly-Clark Corp.	4.875%	8/15/15	30,000	29,076
Kraft Foods, Inc.	6.250%	6/1/12	34,170	35,006
Medtronic Inc.	4.375%	9/15/10	19,235	19,488
Medtronic Inc.	4.750%	9/15/15	20,000	18,884
Merck & Co.	5.125%	11/15/11	69,000	71,144
Pepsi Bottling Group, Inc.	7.000%	3/1/29	10,000	11,200

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Pepsi Bottling Holdings Inc.	5.625%	2/17/09	40,000	40,525
	Pepsico, Inc.	5.150%	5/15/12	50,000	51,623
	Pepsico, Inc.	4.650%	2/15/13	19,065	19,297
1	Procter & Gamble Co. ESOP	9.360%	1/1/21	56,913	71,073
3	SABMiller PLC	6.500%	7/1/16	50,000	51,111
	Schering-Plough Corp.	5.550%	12/1/13	39,000	39,389
	Schering-Plough Corp.	6.550%	9/15/37	10,000	9,718
	Sysco Corp.	5.375%	9/21/35	25,000	22,296
3	Tesco PLC	5.500%	11/15/17	50,000	49,506
	Unilever Capital Corp.	7.125%	11/1/10	77,000	82,841
	Unilever Capital Corp.	5.900%	11/15/32	27,000	26,015
	Wyeth	6.950%	3/15/11	30,000	31,828
	Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	31,598
	Energy (0.4%)
	Apache Finance Canada	7.750%	12/15/29	19,910	23,209
	Conoco Funding Co.	6.350%	10/15/11	30,000	31,792
	ConocoPhillips	9.375%	2/15/11	20,000	22,505
	ConocoPhillips	5.200%	5/15/18	80,000	78,697
	Suncor Energy, Inc.	7.150%	2/1/32	20,279	20,888
	Suncor Energy, Inc.	5.950%	12/1/34	20,700	18,670
	Technology (0.7%)
	Cisco Systems Inc.	5.250%	2/22/11	65,000	66,822
	Hewlett-Packard Co.	5.250%	3/1/12	75,000	76,685
	Hewlett-Packard Co.	5.500%	3/1/18	29,135	28,823
	IBM International Group Capital	5.050%	10/22/12	50,000	50,875
	International Business Machines Corp.	8.375%	11/1/19	25,000	30,544
	International Business Machines Corp.	5.875%	11/29/32	25,000	24,472

	Intuit Inc.	5.400%	3/15/12	19,610	19,120
	Oracle Corp.	4.950%	4/15/13	25,020	25,139
	Pitney Bowes Credit Corp.	8.550%	9/15/09	41,890	43,895
	Transportation (0.7%)
1	Continental Airlines, Inc.	5.983%	4/19/22	31,465	26,903
3	ERAC USA Finance Co.	7.350%	6/15/08	29,805	29,843
3	ERAC USA Finance Co.	5.800%	10/15/12	12,835	12,010
3	ERAC USA Finance Co.	5.600%	5/1/15	6,960	6,071
3	ERAC USA Finance Co.	5.900%	11/15/15	19,500	17,188
3	ERAC USA Finance Co.	7.000%	10/15/37	26,175	21,853
1	Federal Express Corp.	6.720%	1/15/22	36,495	37,331
1	Southwest Airlines Co.	7.540%	6/29/15	30,772	32,194
	Southwest Airlines Co.	5.750%	12/15/16	46,500	43,482
1	Southwest Airlines Co.	6.150%	8/1/22	23,722	22,664
	United Parcel Service of America	4.500%	1/15/13	88,000	88,442
	Industrial—Other (0.1%)
	Dover Corp.	6.500%	2/15/11	26,518	27,865
	Snap-On Inc.	6.250%	8/15/11	34,990	36,152
					5,397,912
Utilities (2.7%)
	Electric Utilities (2.3%)
	Alabama Power Co.	4.850%	12/15/12	42,330	42,239
	Alabama Power Co.	5.550%	2/1/17	17,650	17,896
	Alabama Power Co.	5.700%	2/15/33	15,000	14,072
	Carolina Power & Light Co.	5.950%	3/1/09	20,000	20,353
	Carolina Power & Light Co.	6.300%	4/1/38	14,705	14,779
	Central Illinois Public Service	6.125%	12/15/28	54,000	48,400
	Commonwealth Edison Co.	5.950%	8/15/16	23,120	23,049
	Connecticut Light & Power Co.	5.650%	5/1/18	13,655	13,558
	Consolidated Edison Co. of New York	5.500%	9/15/16	20,930	21,003
	Consolidated Edison Co. of New York	5.300%	12/1/16	25,505	24,933
	Consolidated Edison, Inc.	3.625%	8/1/08	20,000	19,980
	Duke Energy Carolinas LLC	5.250%	1/15/18	9,000	8,856
	Duke Energy Carolinas LLC	5.100%	4/15/18	18,235	17,730
3	EDP Finance BV	5.375%	11/2/12	40,745	40,699

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Enel Finance International	6.800%	9/15/37	38,515	38,552
	Exelon Generation Co. LLC	6.950%	6/15/11	50,000	52,030
	Florida Power & Light Co.	5.550%	11/1/17	9,835	10,010
	Florida Power & Light Co.	5.650%	2/1/35	50,000	46,980
	Florida Power & Light Co.	4.950%	6/1/35	10,000	8,474
	Florida Power & Light Co.	5.650%	2/1/37	5,000	4,689
	Florida Power & Light Co.	5.950%	2/1/38	39,215	38,454
	Florida Power Corp.	6.350%	9/15/37	8,000	8,115
	Georgia Power Co.	5.400%	6/1/18	38,660	38,145
	MidAmerican Energy Holdings Co.	6.125%	4/1/36	25,000	24,074
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	60,000	58,692
	Northern States Power Co.	6.250%	6/1/36	50,000	51,060
	PECO Energy Co.	5.350%	3/1/18	20,545	20,274
	PPL Energy Supply LLC	6.200%	5/15/16	30,000	28,826
	PacifiCorp	5.900%	8/15/34	12,500	11,798
	PacifiCorp	6.250%	10/15/37	36,635	36,188
	Potomac Electric Power	6.500%	11/15/37	20,270	20,292
	Public Service Electric & Gas	4.000%	11/1/08	40,500	40,501
	Public Service Electric & Gas	5.300%	5/1/18	25,100	24,707
	Public Service Electric & Gas	5.800%	5/1/37	50,000	47,060
	South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	8,418
	Southern California Edison Co.	6.000%	1/15/34	7,695	7,604
	Southern California Edison Co.	5.550%	1/15/37	50,475	46,792
	Southern California Edison Co.	5.950%	2/1/38	50,000	49,031
	Southern Co.	5.300%	1/15/12	13,300	13,494
	Southwestern Electric Power	5.550%	1/15/17	30,000	28,432
	Wisconsin Electric Power Co.	4.500%	5/15/13	21,565	21,326
	Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	15,618
	Wisconsin Power & Light Co.	7.625%	3/1/10	20,000	21,347
	Wisconsin Public Service	6.080%	12/1/28	45,000	43,661
	Natural Gas (0.3%)
	AGL Capital Corp.	6.375%	7/15/16	25,815	25,222
	British Transco Finance	6.625%	6/1/18	50,000	49,387
3	Duke Energy Field Services	6.450%	11/3/36	30,325	27,115
	KeySpan Corp.	4.650%	4/1/13	9,000	8,586
	National Grid PLC	6.300%	8/1/16	30,000	30,290
	San Diego Gas & Electric	6.000%	6/1/26	3,600	3,526
	Wisconsin Gas Co.	6.600%	9/15/13	13,100	14,236
	Utilities—Other (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	37,590	36,874
					1,387,427

Total Corporate Bonds (Cost $15,173,716)				14,881,739

Sovereign Bonds (U.S. Dollar-Denominated) (1.8%)
3	Corporacion Nacional del Cobre	6.150%	10/24/36	25,000	24,000
3	Emirate of Abu Dhabi	5.500%	8/2/12	10,000	10,204
	European Investment Bank	4.000%	3/3/10	40,000	40,610
	Inter-American Development Bank	7.375%	1/15/10	40,000	42,214

	Inter-American Development Bank	4.375%	9/20/12	40,000	40,849
	International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	38,016
	Japan Bank International	4.750%	5/25/11	70,000	72,069
	Japan Finance Corp.	4.625%	4/21/15	75,000	76,185
	Kreditanstalt fur Wiederaufbau	7.000%	3/1/13	10,000	11,398
	Landwirtschaftliche Rentenbank	4.125%	7/15/08	50,000	50,061
	Oesterreichische Kontrollbank	4.250%	10/6/10	25,000	25,778
	Oesterreichische Kontrollbank	4.500%	3/9/15	50,000	50,708
	Province of British Columbia	4.300%	5/30/13	40,000	40,334
	Province of Manitoba	4.450%	4/12/10	57,000	57,510
	Province of Ontario	4.375%	2/15/13	40,000	40,407
	Province of Ontario	4.500%	2/3/15	35,000	34,867
^	Province of Quebec	4.875%	5/5/14	25,000	25,569
	Province of Quebec	5.125%	11/14/16	50,000	49,759
	Quebec Hydro Electric	6.300%	5/11/11	40,000	42,726

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Republic of Italy	4.500%	1/21/15	50,000	51,250
	Republic of South Africa	6.500%	6/2/14	21,900	22,875
	State of Israel (U.S. Government Guaranteed)	5.500%	11/9/16	30,000	30,339
3	Taqa Abu Dhabi National Energy Co.	5.875%	10/27/16	47,180	46,348

Total Sovereign Bonds (Cost $915,120)					924,076

Taxable Municipal Bonds (0.9%)
	Atlanta GA Downtown Dev. Auth. Rev.	6.875%	2/1/21	12,985	14,581
5	Chelan County WA Public Util. Dist.	7.100%	6/1/08	12,000	12,001
	Connecticut GO	5.850%	3/15/32	25,320	25,797
	Illinois (Taxable Pension) GO	5.100%	6/1/33	109,510	102,455
6	Kansas Dev. Finance Auth. Rev.
	(Public Employee Retirement System)	5.501%	5/1/34	50,000	49,238
5	Oakland CA Pension Obligation	6.980%	12/15/09	7,801	8,103
3,5	Ohana Military Communities LLC	5.558%	10/1/36	9,600	8,308
3,5	Ohana Military Communities LLC	5.780%	10/1/36	16,360	14,530
	Oregon School Board Assn.	5.528%	6/30/28	50,000	49,598
3	Pacific Beacon LLC Naval Base	5.379%	7/15/26	9,000	8,103
	President and Fellows of Harvard College	6.300%	10/1/37	50,675	52,098
6	Southern California Public Power Auth.	6.930%	5/15/17	30,000	34,093
	Stanford Univ. California Rev.	6.875%	2/1/24	34,745	39,440
	Stanford Univ. California Rev.	7.650%	6/15/26	29,000	34,908

Total Taxable Municipal Bonds (Cost $451,033)					453,253

Temporary Cash Investments (1.4%)
	Repurchase Agreement (0.9%)
	BNP Paribas Securities Corp.
	(Dated 5/30/08, Repurchase Value $436,484,000,
	collateralized by Federal Home Loan Mortgage Corp.
	6.000%, 9/1/37, Federal National Mortgage Assn.
	5.500%–6.000%, 12/1/37–4/1/38)	2.320%	6/2/08	436,400	436,400

				Shares

Money Market Fund (0.5%)
7	Vanguard Market Liquidity Fund	2.319%	257,558,600		257,559

Total Temporary Cash Investments (Cost $693,959)					693,959

Total Investments (100.0%) (Cost $43,388,180)				51,205,822

Other Assets and Liabilities—Net (0.0%)	25,360
Net Assets (100%)	51,231,182

*Non-income-producing security.

^Part of security position is on loan to broker-dealers.

1The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

2The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

3Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2008, the aggregate value of these securities was $1,866,000, representing 3.64% of net assets.

4Adjustable-rate note.

5Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).

6Scheduled principal and interest payments are guaranteed by FSA (Financial Security Assurance).

7Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

ADR—American Depositary Receipt.

GO—General Obligation Bond.

© 2008 Vanguard Group. Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA—072008

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND

By:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: July 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VANGUARD WELLINGTON FUND

By:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: July 16, 2008

VANGUARD VANGUARD WELLINGTON FUND

By:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: July 16, 2008

*By Power of Attorney. Filed on January 18, 2008, see File Number 2-29601. Incorporated by Reference.